EXHIBIT 10.1


                           CONSENT AND AMENDMENT NO. 7
                                       TO
                              AMENDED AND RESTATED
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 7 ("Amendment") is entered into as of November 24, 1998 by and among BRIDGEPORT MACHINES, INC. ("BMI"), BRIDGEPORT MACHINES LIMITED ("BML") and BRIDGEPORT MACHINES GmbH ("BMG") (BMI, BML and BMG each, a "Borrower" and jointly and severally, the "Borrowers"); IBJ SCHRODER BANK & TRUST COMPANY ("IBJS"), GENERAL ELECTRIC CAPITAL CORPORATION ("GECC") (IBJS and GECC each, a "Lender" and jointly and severally, the "Lenders"); and IBJS, as agent for the Lenders (in such capacity, the "Agent").

                                   BACKGROUND

         BMI, BML, Lenders and Agent are parties to an Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of December 23, 1994, as amended by: Amendment No. 1 to Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of March 31, 1995; Consent and Amendment No. 2 to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of May 31, 1995; an Amended and Restated Consent and Amendment No. 2 to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of June 28, 1995; an Amendment No. 3 to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of November 30, 1995; an Amendment No. 4 to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of August 2, 1996, wherein, among other things, BMG was added as a Borrower; an Amendment No. 5 to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of March 21, 1997; and a Consent and Amendment No. 6 to Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of May 16, 1997 (as same may be further amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), pursuant to which Lenders provide BMI, BML and BMG with certain financial accommodations.

         Borrowers have requested that Lenders amend certain provisions of the Loan Agreement and Lenders are willing to do so on the terms and conditions hereafter set forth.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

         2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 5 below:

                  (a) The following definitions in Section 1.2 of the Loan Agreement are hereby amended in their entirety to read as follows:

                           (i)   "Domestic   Revolving   Interest   Margin"  for
                  Revolving Advances which are Prime Rate Domestic Loans or Prime Rate U.K. Loans shall be zero percent (0%).

                           (ii) "Domestic  Term Loan Interest  Margin" for Prime
                  Rate Domestic Term Loans and Prime Rate U.K. Term Loans shall be one quarter of one percent (.25%).

                           (iii) "Eurodollar Revolving Interest Margin" for Revolving Advances consisting of Sterling Loans and Domestic Loans shall be one and three quarters percent (1.75%).

                           (iv) "Eurodollar Term Loan Interest Margin" for Eurodollar Rate Domestic Term Loans and Eurodollar Rate U.K. Term Loans shall be two percent (2%).

                           (v) "Term"  shall  mean the  Effective  Date  through
                  December 23, 2002.

                  (b) The following definitions are hereby added to the Loan Agreement in appropriate alphabetical order:

                  "Deutschmark Equivalent" shall mean at any time for the determination thereof the amount of Deutschmarks obtained by converting the Dollar amount or Dollar Equivalent involved in such computation into Deutschmarks at the spot rate for the purchase of Deutschmarks with U.S. Dollars as quoted by IBJS at approximately 11:00 a.m. (New York time) on any date of such determination.

                  "Dutch Line of Credit" shall mean an unsecured line of credit provided to BML by a financial institution in The Netherlands on terms and conditions satisfactory to Lenders under which an amount not greater than the Guilder Equivalent of $200,000 will be outstanding at any point in time.

                  "German Line of Credit" shall mean an unsecured line of credit provided to BMG and/or any of its Subsidiaries by a financial institution in the Republic of Germany on terms and conditions satisfactory to Lenders under which an amount not greater than the Deutschmark Equivalent of $1,250,000 will be outstanding at any point in time.

                  "Guilder" shall mean lawful money of The Netherlands.

                  "Guilder Equivalent" shall mean at any time for the determination thereof the amount of Guilders obtained by converting the Dollar amount or Dollar Equivalent involved in such computation into Guilders at the spot rate for the purchase of Guilders with U.S. Dollars as quoted by IBJS at approximately 11:00 a.m. (New York time) on any date of such determination.

                  (c) The definition of "Dollar Equivalent" is hereby amended by adding "or Guilder" after "Deutschmark" wherever Deutschmark appears.

                  (d) Section 2.15 of the Loan Agreement is hereby amended in its entirety to read as follows:

                  "2.15.  BMG Term Loan. The BMG Term Loan shall be payable with respect to principal, in equal consecutive monthly installments aggregating Deutschmarks equal to one-sixtieth of the original amount of the BMG Term Loan per month payable on the last day of each successive month, except that the final installment shall be in the amount of the balance thereof and shall be due on July 31, 2001, subject to acceleration upon the occurrence of a Default or Event of Default under this Agreement or termination of this Agreement. Notwithstanding any provision to the contrary herein, interest on the BMG Term Loan shall be payable in arrears on the last day of each month at a rate per annum equal to (a) 7.345% through December 23, 1999 and
         (b) 6% for each month thereafter."

                  (e) Subclauses (i)(A) and (i)(B) of Section 3.2 of the Loan Agreement are hereby amended in its entirety to read as follows:

                  "(A) for issuing or causing the issuance of a Letter of Credit, a fee computed at a rate per annum of one and one-quarter percent (1 1/4%) on the outstanding amount thereof from time to time and (B) for issuing or causing the issuance of a Letter of Credit that is not a standby Letter of Credit, a fee computed at a rate per annum of one and one quarter percent (1 1/4%) of the original and each increase in the face amount thereof for each 120 days or part thereof of its term (the fees set forth in (A) and (B) referred to as "Letter of Credit Fees") and"

                  (f) Section 3.4(a) of the Loan Agreement is hereby amended by deleting "$1500" and inserting "$1000" in its place and stead.

                  (g) Section 7.3 of the Loan Agreement is hereby amended by adding the following at the end thereof:

                  "or (iii) BMI may guarantee (x) the Deutschmark Equivalent of up to $1,250,000 of BMG's obligations under the German Line of Credit and (y) the Guilder Equivalent of up to $200,000 of BML's obligations under the Dutch Line of Credit, provided in each case such guarantees shall be unsecured and in form and substance satisfactory to Lenders."

                  (h) Section 7.8 of the Loan Agreement is hereby amended by adding the following at the end thereof:

                  "or (iii) Indebtedness under the German Line of Credit and the Dutch Line of Credit."

         3. Consent by Lenders. BML has advised the Lenders that it desires to open a Eurocurrency collection account at National Westminster Bank in the United Kingdom and Lenders hereby consent to the opening of such account. Such account will not be a blocked or dominion account as provided in Section 4.15 hereof and Borrowers agree to close such account immediately upon Agent's request.

         4. Reserves. Notwithstanding anything to the contrary contained in the Loan Agreement, Agent shall not impose any Reserves with respect to any sums outstanding under the Dutch Line of Credit or the German Line of Credit.

         5. Conditions Precedent. This Consent and Amendment shall become effective upon satisfaction of the following conditions precedent:

                  (a) This Consent and Amendment shall have been executed by the Lenders, the Borrowers and the Guarantor, in four counterparts, with executed counterparts delivered to each of the parties.

                  (b) Agent shall have received opinions of counsel to BMI, BML and BMG indicating that the transactions contemplated by this Amendment have been properly authorized and that the documents executed and delivered in connection therewith are the legal, valid and binding obligations of the respective signatories.

                  (c) Agent shall have received an amendment fee of $60,562.50 to be shared equally by the Lenders.

         6.       Representations and Warranties.

                  (a) Borrowers hereby represent and warrant that as of the date hereof:

                           (i) This Consent and Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

                           (ii) Upon the effectiveness of this Consent and Amendment, Borrowers hereby reaffirm their respective covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Consent and Amendment.

                           (iii) No Event of Default or Default has occurred and
                  is continuing or would exist after giving effect to this Consent and Amendment.

                           (iv) Borrowers have no knowledge of any facts which would form the basis for any defense, counterclaim or offset with respect to the Loan Agreement.

                  (b) Lenders hereby represent and warrant that this Consent and Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Lenders and are enforceable against Lenders in accordance with their respective terms.

         7.       Effect on the Loan Agreement

                  (a) Upon the effectiveness of this Consent and Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

                  (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Consent and Amendment shall not operate as a waiver of any right, power or remedy of Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         8. Governing Law. This Consent and Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

         9. Headings. Section headings in this Consent and Amendment are included herein for convenience of reference only and shall not constitute a part of this Consent and Amendment for any other purpose.

         10. Counterparts. This Consent and Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same agreement.

         IN WITNESS WHEREOF, this Consent and Amendment has been duly executed as of the day and year first written above.

                                            BRIDGEPORT MACHINES, INC.,
                                            as Borrower and Guarantor

                                            By:        /s/ Yvonne L. Megenis
                                                       ---------------------
                                            Name:      Yvonne L. Megenis
                                            Title:     Vice President-Treasurer


                                            BRIDGEPORT MACHINES LIMITED,
                                            as Borrower

                                            By:        /s/ Yvonne L. Megenis
                                                       ---------------------
                                            Name:      Yvonne L. Megenis
                                            Title:     Attorney In Fact


                                            BRIDGEPORT MACHINES GmbH,
                                            as Borrower

                                            By:        /s/ Yvonne L. Megenis
                                                       ---------------------
                                            Name:      Yvonne L. Megenis
                                            Title:     Attorney In Fact


                                            IBJ SCHRODER BANK & TRUST COMPANY,
                                            as Lender and as Agent

                                            By:        /s/ Robert R. Wallace
                                                       ----------------------
                                            Name:      Robert R. Wallace
                                            Title:     Vice President


                                            GENERAL ELECTRIC CAPITAL CORPORATION
                                            as Lender

                                            By:        /s/ Peggy Erlenkotter
                                                       ---------------------
                                            Name:      Peggy Erlenkotter
                                            Title:     Duly Authorized Signatory